SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2005


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State of other jurisdiction of incorporation)


             0-10394                                     91-0864123
     (Commission File Number)                (IRS Employer Identification No.)


                 10525 Willows Road N.E., Redmond, WA     98052
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6444


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 5 Pages

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

During the preparation of our 2004 year-end financial statements and more specifically the inter-company profit eliminations associated with demonstration inventory equipment amounts, Data I/O Corporation ("Data I/O") identified elimination calculation omission errors that had resulted in the understatement of inter-company expense eliminations on foreign subsidiary demonstration inventory equipment depreciation, with a corresponding overstatement of demonstration inventory equipment accumulated depreciation. The errors, which had occurred over a period of more than five years, overstated depreciation (international selling) expense associated with demonstration inventory equipment in service in the Company's foreign subsidiaries. Therefore, our annual report filed on Form 10K for the period ended December 31, 2003 should no longer be relied upon.

The errors resulted in a cumulative overstatement of demonstration inventory equipment accumulated depreciation and a corresponding overstatement of depreciation (international selling) expense of approximately $112,000 through December 31, 2004. The cumulative impact of this error as of December 31, 2003, including the related income tax effect, resulted in a $112,000 overstatement of demonstration inventory equipment accumulated depreciation reserve and a $112,000 understatement of depreciation (international selling) expense. The income tax effects from the cumulative effect of this error had no impact on income tax expense and just impacted the related disclosure of net operating losses in carry forward and the related valuation allowances.

The impact of the errors on 2003 and prior periods are as follows:

         2003    $ 65,000       Reduction in expense
         2002                   No impact to record due to immateriality
         2001                   No impact to record due to immateriality
         2000    $ 47,000       Increase to ending retained earnings related to
                  _______       the cumulative effect from periods prior to 2001
         Total   $112,000

For 2003, the quarterly breakdown of the reduction of expense should have been as follows: 4th Quarter $39,000; 3rd Quarter $12,000; 2nd Quarter $13,000; and 1st Quarter $1,000. Data I/O has determined that the adjustments to the quarters other than the fourth quarter are immaterial and that the entire 2003 adjustment will be reflected as a correction to the 4th quarter of 2003 of $65,000 in the restated Form 10-K and that accordingly no restatement is necessary for the interim quarterly Form 10-Q filings.

While Data I/O believes the impacts of these elimination errors are not material to any previously issued financial statement, Data I\O determined, on February 8, 2005, that the cumulative adjustment required to correct these errors was material to record in 2004, and that the calculation errors were most appropriately corrected through restatement of previously issued financial statements for the fiscal years ended December 31, 2003. Data I/O advised its independent registered public accounting firm, Grant Thornton LLP ("Grant Thornton"), of Data I/O's determination.

On February 8, 2005 Data I/O Corporation's Audit Committee discussed the matters disclosed in this Item 4.02(a) with management and Grant Thornton. Grant Thornton informed the Audit Committee that it concurs with Data I/O's conclusion described above.

Data I/O's decision to restate previously issued financial statements was based on the impact of a cumulative correction on the 2004 financial statements, rather than the impact on any previously issued financial statement. Data I/O expects to file the restated audited financial statements and related auditors' report by amending its Form 10-K for the fiscal year ended December 31, 2003. Data I/O expects to make these filings before filing its Form 10-K for the fiscal year ended December 31, 2004 in March 2005.

A summary of the impacts of the matters described above on the indicated financial statements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Data I/O Corporation

February 14, 2005          By /s/Joel S. Hatlen
                              Joel S. Hatlen
                              Vice President
                              Chief Financial Officer
                              Secretary and Treasurer

Exhibit 99.1


Data I/O Corporation ("Data I/O") identified elimination calculation omission errors that had resulted in the understatement of inter-company expense eliminations on foreign subsidiary demonstration inventory equipment depreciation, with a corresponding overstatement of demonstration inventory equipment accumulated depreciation reserve. A summary of the impacts related to the restatement of the indicated financial statements is provided below.




Consolidated Balance Sheet (in thousands)

------------------------------------------------------------ ---------------- -------------- ----------------
                                                                As Previously                    As
At December 31, 2003                                            Reported          Adjustment     Restated
------------------------------------------------------------ ---------------- -------------- ----------------
Property, plant and equipment-net                                      1,151             112            1,263

Total Assets                                                          17,988             112           18,110

Retained deficit                                                      (8,038)            112           (7,926)

Total Stockholders' Equity                                            11,088             112           11,200

Total Liabilities and Stockholders' Equity                           $17,988            $112          $18,100



Consolidated Statement of Operations (in thousands, except per share data)

------------------------------------------------------------ ---------------- -------------- ----------------
                                                                As Previously                        As
For the Year Ended December 31, 2003                            Reported           Adjustment        Restated
------------------------------------------------------------ ---------------- --------------- ---------------
Operating expenses:
     Selling, general and administrative                               7,780             (65)           7,715

Total operating expenses                                              12,380             (65)          12,315

Total operating income                                                 1,299              65            1,364

Income (loss) before income taxes                                      1,274              65            1,339

Net income (loss)                                                     $1,241             $65           $1,306

Basic earnings (loss) per share                                        $0.16           $0.01            $0.17

Diluted earnings (loss) per share                                      $0.15           $0.01            $0.16



Consolidated Statement of Cash Flows (in thousands)

------------------------------------------------------------ ---------------- -------------- ----------------
                                                                As Previously                        As
For the Year Ended December 31, 2003                            Reported          Adjustment         Restated
------------------------------------------------------------ ---------------- -------------- ----------------

Income (loss) from continuing operations                              $1,241            $65           $1,306

Depreciation and amortization                                            749            (65)             684





Consolidated Statement of Stockholders' Equity (in thousands)

------------------------------------------------------------ ---------------- -------------- ----------------
                                                                As Previously                        As
                                                                Reported          Adjustment         Restated
------------------------------------------------------------ ---------------- -------------- ----------------

Balance at December 28, 2000
Retained Earnings (Deficit)                                            ($163)           $47            ($116)

Balance at December 31, 2001
Retained Earnings (Deficit)                                           (6,173)            47           (6,126)

Balance at December 31, 2002
Retained Earnings (Deficit)                                           (9,279)            47            9,232

Net Income (for 2003)                                                  1,241             65            1,306

Balance at December 31, 2003
Retained Earnings (Deficit)                                          ($8,038)           112          ($7,926)

